UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 27, 2004

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22633	33-0683629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 27, 2004, New Century Mortgage Corporation, a wholly-owned subsidiary of New Century Financial Corporation, and Citigroup Global Markets Realty Corp. entered into Amendment Number One to the Servicer Advance Financing Facility Agreement which renewed the facility through August 26, 2005. The amendment is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

On August 30, 2004, New Century Mortgage and NC Capital Corporation, a wholly-owned subsidiary of New Century Mortgage, entered into a letter agreement with CDC Mortgage Capital Inc. which extends the expiration date of the credit facility with CDC from August 30, 2004 until September 14, 2004. The letter agreement is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

ITEM 9.01. EXHIBITS

(c)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment Number One to the Servicer Advance Financing Facility Agreement, dated as of August 27, 2004, between New Century Mortgage Corporation and Citigroup Global Markets Realty Corp.

10.2	Letter Agreement, dated as of August 30, 2004, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

September 1, 2004	By:	/s/ ROBERT K. COLE
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Amendment Number One to the Servicer Advance Financing Facility Agreement, dated as of August 27, 2004, between New Century Mortgage Corporation and Citigroup Global Markets Realty Corp.

10.2	Letter Agreement, dated as of August 30, 2004, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.